Wildermuth Endowment Strategy Fund

Supplement dated June 30, 2017
to the Fund’s Statement of Additional of Information
for Class A, C and I Shares dated May 1, 2017

This Supplement contains new and additional information that supersedes any contrary information contained in the Wildermuth Endowment Strategy Fund’s current Statement of Additional Information (“SAI”), and should be read in conjunction with the SAI.  All capitalized terms used but not defined herein have the meanings ascribed to them in the SAI.

Change in the Fund’s Distributor

Effective June 30, 2017, UMB Distribution Services, LLC (“UMBDS”), 235 West Galena Street, Milwaukee, Wisconsin 53212, replaced SQN Securities, LLC (“SQN”) as the Fund’s principal underwriter and distributor. Accordingly, all references to SQN should be replaced with UMBDS.

Please retain this Supplement with your SAI for future reference. The SAI is available upon request and without charge by calling the Fund at 1-888-889-8981.